Fees Summary	Jul. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 291,250,000
Previously Paid Amount	0
Total Fee Amount	44,590.38
Total Offset Amount	9,270
Net Fee	$ 35,320.38